UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2006

Energy & Engine Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-32129	88-0471842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5308 West Plano Parkway, Plano, Texas 75093
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (972) 732-6360

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Certifying Accountant

Effective January 3, 2006, Registrant dismissed its independent auditors, Marcum & Kliegman, LLP, of New York, NY, which action was approved by the Registrant’s Audit Committee on January 3, 2006.

Except as described in the following sentence, the reports of Marcum & Kliegman on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Marcum & Kliegman on the financial statements of Registrant for the fiscal year ended December 31, 2004 do, however, contain an expression of substantial doubt as regarding Registrant’s ability to continue as a going concern.

In addition, during Registrant’s two most recent fiscal years and through January 3, 2006, there was no disagreement with Marcum & Kliegman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Registrant has requested that Marcum & Kliegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report. A copy of any response received by Registrant will be promptly filed as an amendment to this Form 8-K, and no later than two business days after receipt from Marcum & Kliegman.

(b)	Engagement of New Certifying Accountant

On January 3, 2006, LightfootGuestMoore & Co., P.C. (“LGM”) was engaged as the Registrant’s independent auditors, commencing with the audit for the year ended December 31, 2005.

During the two most recent fiscal years and the interim period preceding the engagement of LGM, Registrant had not consulted with LGM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements, and either a written report or oral advice was provided to the Company by LGM that LGM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or event identified in response to paragraph (a) (1) (iv) of Item 304, as those terms are used in Item 304 (a) (1) (iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	January 9, 2006	Energy & Engine Technology Corporation

By: /s/ Jolie G. Kahn
Jolie G. Kahn
Chief Legal Officer